                                                                    EXHIBIT 10.6

                             AMENDED AND RESTATED
                         TRADEMARK SECURITY AGREEMENT
                         ----------------------------

          This AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of July 19, 2000, is entered into between CHI-CHI'S, INC., a Delaware corporation ("Debtor"), and FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party"), with reference to the following:

          WHEREAS, Debtor, Prandium, the Subsidiaries of Prandium identified therein, and Foothill are parties to that certain Loan and Security Agreement, dated as of January 10, 1997 (as amended, modified, and otherwise supplemented through the date hereof, the "Existing Loan Agreement");

          WHEREAS, pursuant to the terms and conditions of the Existing Loan Agreement, Debtor and Secured Party entered into that certain Trademark Security Agreement, dated as of January 10, 1997 (the "Existing Trademark Security Agreement"); and

          WHEREAS, Debtor, Prandium, the Subsidiaries of Prandium identified therein, and Secured Party desire to amend and restate the Existing Loan Agreement in its entirety as provided in that certain Amended and Restated Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement"), it being understood that no repayment of the obligations under the Existing Loan Agreement is being effected thereby, but merely an amendment and restatement in accordance with the terms thereof; and

          WHEREAS, pursuant to the Loan Agreement and as one of the conditions thereof, Debtor and Secured Party have agreed to amend and restate the Existing Trademark Security Agreement in its entirety as provided in this Agreement, it being understood that no satisfaction of the obligations under the Existing Trademark Security Agreement is being effected hereby, but merely an amendment and restatement in accordance with the terms hereof.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor and Secured Party hereby agree as follows:

          1.  Definitions; Interpretation.
              ---------------------------

              (a)   Certain Defined Terms.  As used in this Agreement, the
                    ---------------------
following terms shall have the following meanings:

          "Event of Default" shall have the meaning ascribed thereto in the Loan
           ----------------
Agreement.

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

          "Lien" means any pledge, security interest, assignment, charge or
           ----
encumbrance, lien (statutory or other), or other preferential arrangement (including any agreement to give any security interest).

          "Prandium" means Prandium, Inc., a Delaware corporation.
           --------

          "Proceeds" means whatever is receivable or received from or upon the
           --------
sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as defined at UCC Section 9306, all insurance proceeds and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any
           ---
successor thereto.

          "Secured Obligations" means all liabilities, obligations, or
           -------------------
undertakings owing by Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents heretofore, herewith or hereafter executed by Debtor, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all reasonable out-of-pocket costs, fees (including reasonable attorneys fees), and expenses which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "Trademark Collateral" has the meaning set forth in Section 2.
           --------------------                               ---------

          "Trademarks" has the meaning set forth in Section 2.
           ----------                               ---------

          "UCC" means the Uniform Commercial Code as in effect from time to time
           ---
in the State of California.

          "United States" and "U.S." each mean the United States of America.
           -------------       ----

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               (b)  Terms Defined in UCC. Where applicable and except as
                    --------------------
otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

               (c)  Interpretation.  In this Agreement, except to the extent the
                    --------------
context otherwise requires:

                    (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                    (ii) (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                    (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                    (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                    (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                    (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                    (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                    (viii) Capitalized words not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.

                    (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of Debtor and supplemental rights and remedies in favor of Secured Party (whether under California law or

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     applicable federal law), in each case in respect of the Trademark
     Collateral, shall not be deemed a conflict in the Loan Agreement.

          2.   Security Interest.
               -----------------

               (a)  Assignment and Grant of Security Interest. To secure the
                    -----------------------------------------
Secured Obligations, Debtor hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Trademark Collateral"):

                    (i) all state (including common law), federal and foreign trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by Debtor (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of the termination or permitting termination of the license for breach and if such breach would constitute a material breach of such license sufficient to give rise to a right on the part of the licensor to terminate such license or to impose liability for not insignificant damages upon the licensee for breach of such license), and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States or any other country or any political subdivision thereof (but excluding each application to register any trademark, service mark, or other mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such trademark or service mark) and all extensions or renewals thereof, including without limitation any of the foregoing identified on Schedule A
                                                                     ----------
     hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of Debtor or in the name of Secured Party for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

                    (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                    (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of Debtor's business symbolized by the Trademarks or associated therewith; and

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                    (iv)   all products and Proceeds of any and all of the
     foregoing.

               (b)  Continuing Security Interest. Debtor agrees that this
                    ----------------------------
Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
Section 17.
----------

               (c)  Incorporation into Loan Agreement. This Agreement shall be
                    ---------------------------------
fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Trademark Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement. The foregoing notwithstanding, nothing herein shall be construed to prohibit any Permitted Disposition to the extent expressly permitted in the Loan Agreement.

          3.   Further Assurances; Appointment of Secured Party as Attorney-in-
               ---------------------------------------------------------------
Fact.  Debtor at its expense shall execute and deliver, or cause to be executed
----
and delivered, to Secured Party any and all documents and instruments, in form and substance satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Trademark Collateral and to accomplish the purposes of this Agreement. Secured Party shall have the right, in the name of Debtor, or in the name of Secured Party or otherwise, without notice to or assent by Debtor, and Debtor hereby irrevocably constitutes and appoints Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Debtor on all or any of such documents or instruments and perform all other acts that Secured Party deems reasonably necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interest in, the Trademark Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtor, which Secured Party may deem reasonably necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license (subject to the rights of any then existing licensees) with respect to any Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this Section 3, being coupled with an
                                        ---------
interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 17. Anything herein to the contrary notwithstanding,
                ----------
unless an Event of Default shall have occurred and be continuing, Secured Party shall not require Debtor to record, register, or file this Agreement with any foreign recording system (meaning for purposes of this sentence any recording, registration,

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or filing system pertaining to trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, source or business identifiers, designs, other general intangibles of like nature, or licenses with respect to any thereof, not maintained by the United States, any State thereof, or any political subdivision of any thereof, or any agency or instrumentality of any thereof), or otherwise to record, register, or file the security interest of Secured Party in the Trademark Collateral with any foreign recording system, if the result thereof would be the imposition on Debtor of any tax, charge, or imposition other than in a de minimis amount.

          4.   Representations and Warranties.  Debtor represents and warrants
               ------------------------------
to Secured Party as follows:

               (a)  No Other Trademarks. Schedule A sets forth, as of the
                    -------------------  ----------
Closing Date, a true and correct list of all of the existing Trademarks that are registered, or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. or foreign jurisdiction, and that are owned by Debtor and all Trademark license agreements to which the Debtor is a party permitting Debtor to use a third party's Trademark.

               (b)  Trademarks Subsisting. Except as set forth in Schedule B,
                    ---------------------                         ----------
Each of the Trademarks listed in Schedule A is subsisting and has not been
                                 ----------
adjudged invalid or unenforceable, in whole or in part, and, to the best of Debtor's knowledge, each of the Trademarks is valid and enforceable.

               (c)  Ownership of Trademark Collateral; No Violation.
                    -----------------------------------------------

                    (i) Debtor has rights in and good and defensible title to the existing Trademark Collateral.

                    (ii) With respect to the Trademark Collateral shown on Schedule A hereto as owned by it, except as set forth in Schedule B, Debtor
     ----------                                               ----------
     is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder), including licenses, registered user agreements and covenants by Debtor not to sue third persons.

                    (iii) With respect to any Trademarks for which Debtor is a licensor pursuant to a license regarding such Trademark, each such license is in full force and effect, Debtor is not in default of any of its obligations thereunder and, other than the parties to such licenses, no other Person has any rights in or to any of the Trademark Collateral.

                    (iv) With respect to any Trademarks for which Debtor is a licensee pursuant to a licensee agreement regarding such Trademark, each such licensing agreement is in full force and effect, Debtor is not in default of any of its obligations thereunder and, to the best of Debtor's knowledge, other than the parties to

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     such licensing agreements, no other Person has any rights in or to any of the Trademark Collateral.

                    (v) To the best of Debtor's knowledge, except as set forth in Schedule B, the past, present and contemplated future use of the
        ----------
     Trademark Collateral by Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

               (d)  No Infringement.  Except as set forth in Schedule B, to the
                    ---------------                          ----------
best of Debtor's knowledge, no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person.

               (e)  Powers.  Debtor has the unqualified right, power and
                    ------
authority to pledge and to grant to Secured Party a security interest in all of the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

          5.   Covenants.  So long as any of the Secured Obligations remain
               ---------
unsatisfied, Debtor agrees that it will comply with all of the covenants, terms and provisions of this Agreement, the Loan Agreement and the other Loan Documents, and Debtor will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Trademarks or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which Debtor is a licensee.

          6.   Future Rights.  For so long as any of the Secured Obligations
               -------------
shall remain outstanding, or, if earlier, until Secured Party shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of Section 2
                                                                   ---------
shall automatically apply thereto and Debtor shall give to Secured Party prompt notice of all applications filed and registrations issued. Debtor shall do all things reasonably deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in future acquired Trademark Collateral. Debtor hereby authorizes Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

          7.   Secured Party's Duties.  Notwithstanding any provision contained
               ----------------------
in this Agreement, Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Debtor or any other Person for any failure to do so or delay in doing so.
Except for the accounting for moneys actually received by Secured Party hereunder or in connection herewith, Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

          8.   Remedies.  From and after the occurrence and during the
               --------
continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral or any other Collateral. Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC
Section 9504. Debtor agrees that Secured Party shall at all times have such non-exclusive royalty-free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of Debtor in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by Debtor (or its successor, assignee or trustee in bankruptcy), subject to reasonable rights of quality control and inspection in favor of Debtor as are necessary and advisable for the maintenance of the Trademark's validity. In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems reasonably necessary or advisable, in the name of Debtor or Secured Party, to enforce or protect any of the Trademark Collateral, in which event Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Trademark Collateral, Debtor agrees to take all reasonable measures and exercise reasonably diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others.

          9.   Binding Effect.  This Agreement shall be binding upon, inure to
               --------------
the benefit of and be enforceable by Debtor and Secured Party and their respective successors and assigns.

          10.  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          11.  Governing Law.  This Agreement shall be governed by, and
               -------------
construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the assignment and security interests hereunder in respect of any Trademark Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

          12.  Entire Agreement; Amendment.  This Agreement and the Loan
               ---------------------------
Agreement, together with the Schedules hereto and thereto, contains the entire agreement of

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the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6
                                                                ---------
hereof.

          13.  Severability.  If one or more provisions contained in this
               ------------
Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          14.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          15.  Loan Agreement.  Debtor acknowledges that the rights and remedies
               --------------
of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

          16.  No Inconsistent Requirements.  Debtor acknowledges that this
               ----------------------------
Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          17.  Termination.  Upon the indefeasible payment in full of the
               -----------
Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Secured Party shall promptly execute and deliver such documents and instruments and take such further action reasonably requested by Debtor, at Debtor's expense, as shall be necessary to evidence termination of the security interest granted by Debtor to Secured Party hereunder, including cancellation of this Agreement by written notice from Secured Party to the PTO.

               - Remainder of page intentionally left blank. -

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement, as of the date first above written.

                                               CHI-CHI'S, INC.,
                                               a Delaware corporation


                                               By:    /s/ Robert T. Trebing, Jr.
                                               Title: Vice President

                                               FOOTHILL CAPITAL CORPORATION,
                                               a California corporation


                                               By:    /s/ Teresa Bolick
                                               Title: Vice President

                                      A-1